                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15 of March, 1999.

                                          /s/ HOWARD I. ATKINS
                                          --------------------------------------
                                          Howard I. Atkins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15 of March, 1999.

                                              /s/ Judith E. Campbell
                                              ----------------------------------
                                              Judith E. Campbell

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15 of March, 1999.
                                          /s/ RICHARD M. KERNAN, JR.

                                          --------------------------------------
                                          Richard M. Kernan, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15th of March, 1999.

                                          /s/ RICHARD A. NORLING

                                          --------------------------------------
                                          Richard A. Norling

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 12 of March, 1999.

                                          /s/ GEORGE PAZ

                                          --------------------------------------
                                          George Paz

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being an officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 12 of March, 1999.

                                          /s/ JOSEPH W. PLUM

                                          --------------------------------------
                                          Joseph W. Plum

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15 of March, 1999.

                                          /s/ FREDERICK J. SIEVERT

                                          --------------------------------------
                                          Frederick J. Sievert

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15 of March, 1999.

                                          /s/ STEPHEN N. STEINIG

                                          --------------------------------------
                                          Stephen N. Steinig

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15 of March, 1999.

                                              /s/ Seymour Sternberg
                                              ----------------------------------
                                              Seymour Sternberg

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director and officer of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 12th of March, 1999.

                                              /s/ BARRETT A. TOAN
                                              ----------------------------------
                                              Barrett A. Toan

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15 of March, 1999.

                                              /s/ HOWARD L. WALTMAN
                                              ----------------------------------
                                              Howard L. Waltman

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of EXPRESS SCRIPTS, INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Thomas M. Boudreau, Esq. and Keith J. Ebling, Esq., attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the shares of Class A Common Stock of the Company to be offered for sale, and any and all amendments (including post-effective amendments) to the Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing that such attorneys-in-fact and agents deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratifies and confirms all such attorneys-in-fact and agents, or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS HEREOF, the undersigned has subscribed his name this 15th of March, 1999.

                                              /s/ Norman Zachary
                                              ----------------------------------
                                              Norman Zachary